UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

(717) 827-4042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIVE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A special meeting of shareholders of Riverview Financial Corporation (the “Company”) was held on November 18, 2021 (the “Special Meeting”). The proposals listed below were submitted to a vote of the shareholders of the Company. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on October 6, 2021. The final results of the shareholder votes were as set forth below. Each proposal was approved by the shareholders of the Company.

Proposal 1 – Approval of the Merger Agreement and Merger.

The shareholders of the Company approved and adopted the Agreement and Plan of Merger, dated as of June 30, 2021, and amended on August 26, 2021 (the “Merger Agreement”), by and between Mid Penn Bancorp, Inc. (“Mid Penn”) and the Company, pursuant to which the Company will merge with and into Mid Penn, with Mid Penn as the surviving corporation (the “merger proposal”). The vote on the merger proposal was as follows:

For	6,583,734

Against	54,881

Abstain	17,974

Broker non-votes	—

Proposal 2 – Approval of the Compensation Proposal

The shareholders of the Company approved an advisory, non-binding proposal to approve the merger-related compensation payments that will be paid to the named executive officers of the Company in connection with the merger (the “compensation proposal”). The vote on the compensation proposal was as follows:

For	5,606,485

Against	889,191

Abstain	160,913

Broker non-votes	—

Proposal 3 – Approval of Adjournment of Special Meeting

The shareholders of the Company approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the merger proposal (the “adjournment proposal”), but the adjournment was not necessary in light of the approval of the merger proposal. The vote on the adjournment proposal was as follows:

For	6,444,061

Against	201,505

Abstain	11,023

Broker non-votes	—

Item 7.01	Regulation FD Disclosure

On November 18, 2021, the Company and Mid Penn issued a joint press release announcing that, at special meetings of their respective shareholders held on November 18, 2021, the Company’s shareholders and Mid Penn’s shareholders each approved the Merger Agreement. Subject to customary closing conditions, the merger is expected to close on November 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Information contained in Item 7.01 of this Current Report, including Exhibit 99.1, will not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor will such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

99.1	Press release, dated November 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto, duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: November 22, 2021	/s/ Brett D. Fulk
Brett D. Fulk
President and Chief Executive Officer

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